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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2002

                               ORGANOGENESIS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                          1-9898               04-2871690
-------------------------             --------------      ----------------------
(State or other jurisdic-              (Commission            (IRS Employer
  tion of incorporation)                File Number)      Identification Number)

                          150 Dan Road Canton, MA            02021
               ----------------------------------------    ----------
               (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (781) 575-0775

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Bankruptcy

On September 25, 2002, Organogenesis filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Filing") in the U.S. Bankruptcy Court for the District of Massachusetts. A copy of the press release announcing the Chapter 11 filing is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 7.   Exhibits

          (c)       Exhibits

          Number        Title
          ------        -----
          99.1          The Registrant's Press Release dated September 25, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ORGANOGENESIS INC.
                                        (Registrant)

Date:  October 10, 2002                 By:  /s/ Gary S. Gilheeney
                                             ------------------------------
                                             Gary S. Gilheeney
                                             Chief Financial Officer



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                                  EXHIBIT INDEX



         Number         Title
         ------         -----
         99.1           The Registrant's Press Release dated September 25, 2002.